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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made part of the Registration Statement on Form S-4 of Golden Sky DBS, Inc. (File No. 333-76413) of which this Exhibit forms a part.

                                                     /s/ LOUCKS & GLASSLEY, pllp

Great Falls, Montana
July 9, 1999